SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 7, 2000




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)




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ITEM 5.  OTHER EVENTS

A. On December 7, 2000, CPI Corp. issued the following press release:

    CPI CORP. TO RELEASE THIRD QUARTER FINANCIAL RESULTS ON
    TUESDAY, DECEMBER 12

    ST. LOUIS, MO., DECEMBER 7, 2000 - CPI CORP. (NYSE - CPY) announced today that the Company will host a conference call and audio web cast, both open to the general public, at 2 p.m. Central Time on Tuesday, December 12 to discuss the financial results of its third quarter. The Company's third quarter earnings will be released prior to the conference call.

    The conference call can be accessed (listen-only mode) by dialing 703-871-3022. No passcode is required. A replay of the call will be available through December 19, 2000 and can be accessed by dialing 703-925-2435, passcode 4792840. The Company will also web cast the call at www.vcall.com and a link to the web cast will be available on the Company's own site at www.cpicorp.com. A replay of the web cast will be available for 30 days on both web sites.

    CPI Corp. is a consumer services company with $319.1 million in 1999 fiscal sales from continuing operations, operating
    1,026 Sears Portrait Studios in the United States, Puerto
    Rico and Canada.

    For more information on CPI Corp. via facsimile at no cost, simply dial 1-800-PRO-INFO and enter the company code CPY.

B. On December 8, 2000, CPI Corp. issued the following press release:

    CPI CORP. TO COMMENCE CEO SEARCH

    ST. LOUIS, MO., DECEMBER 8, 2000 - THE BOARD OF DIRECTORS
    OF CPI CORP. (NYSE - CPY) announced today the commencement of a search for a successor to Chairman and Chief Executive Officer Alyn V. Essman, who expects to retire within the next year. The search will be conducted by Herbert Mines Associates, Inc. under the direction of the Company's independent directors. Herbert Mines Associates is a leading executive search firm specializing in retail and related industries. Members of current management, as well as candidates outside the Company and the photography industry, will be considered.

    "I am proud of my contribution to this outstanding organization," said Mr. Essman. "I have enjoyed working with
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    a creative and effective management team to reposition CPI as the industry leader and design a new digital studio platform. With those tasks well underway, I feel confident in turning over the further development to an executive who can lead the company in new directions. I will look forward to working with the Board and its search committee to ensure a smooth succession process."

    Martin Sneider, speaking on behalf of the Board, said "We are grateful to Alyn Essman for his more than 44 years of valuable service, leadership and vision. We are at a key point in the Company's long history and the selection of CPI's next chief executive will be one of this Board's most important decisions."

    CPI Corp. is a consumer services company with $319.1 million in fiscal 1999 sales from continuing operations, operating
    1,030 Sears Portrait Studios in the United States, Puerto
    Rico and Canada.

































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                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  December 11, 2000

























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